UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

Calypte Biomedical Corporation
(Exact name of Company as specified in its charter)

Delaware	000-20985	06-1226727
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (971) 204-0282

N/A
 (Former name or former address, if changed since last report)

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Effective February 1, 2007, Calypte Biomedical Corporation (the “Company”) has appointed Jerrold D. Dotson to the position of Vice President, Finance and Administration (principal financial and accounting officer). Mr. Dotson will continue in his role as the Company’s Corporate Secretary. Mr. Dotson served as the Company’s Director of Finance from January 2000 through July 2005 and has been a financial consultant to the Company from August 2005 through January 2007. Prior to joining the Company, from 1988 through 1999, Mr. Dotson had worked in various financial management positions, including Chief Financial Officer, for California & Hawaiian Sugar Company.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Lake Oswego, Oregon
February 6, 2007	Calypte Biomedical Corporation

	By:	/s/ Roger I. Gale
Roger I. Gale
Chief Executive Officer